Exhibit 99.1

SCAN TO VIEW MATERIALS & VOTE CAPITAL ONE FINANCIAL CORPORATION 1680 CAPITAL ONE DR. VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. MCLEAN, VA 22102-3491 Vote by 11:59 p.m. ET on [ ], 2024 for shares held directly and by 11:59 p.m. ET on [ ], 2024 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. ET on [ ], 2024 for shares held directly and by 11:59 p.m. ET on [ ], 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access future proxy materials electronically. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V47932-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CAPITAL ONE FINANCIAL CORPORATION The Board of Directors recommends that you vote FOR Items 1 and 2. For Against Abstain 1. A proposal to approve the issuance of Capital One Financial Corporation (“Capital One”) common stock in connection with the merger of Vega Merger Sub, Inc., a wholly owned subsidiary of Capital One (“Merger Sub”), with and into Discover Financial Services (“Discover”) as merger consideration to holders of Discover common stock pursuant to the Agreement and Plan of Merger, dated February 19, 2024, by and among Capital One, Discover, and Merger Sub (the “Capital One share issuance proposal”). 2. A proposal to adjourn the special meeting of holders of Capital One common stock, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Capital One share issuance proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of Capital One common stock (the “Capital One adjournment proposal”). NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting and Joint Proxy Statement/Prospectus are available at www.proxyvote.com. V47933-TBD CAPITAL ONE FINANCIAL CORPORATION Special Meeting of Stockholders [ ], [ ], 2024 [ ] Eastern Time Capital One’s Campus 1600 Capital One Drive McLean, Virginia 22102 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard D. Fairbank and Matthew W. Cooper, and either of them, proxies of the undersigned, with full power of substitution, to vote all the shares of common stock of Capital One Financial Corporation, a Delaware corporation (“Capital One”), held of record by the undersigned on [ ], 2024, at the Special Meeting of Stockholders (the “Special Meeting”) to be held on [ ], 2024, and at any postponement or adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED “FOR” THE CAPITAL ONE SHARE ISSUANCE PROPOSAL AND “FOR” THE CAPITAL ONE ADJOURNMENT PROPOSAL. THE UNDERSIGNED MAY REVOKE THIS PROXY ANY TIME BEFORE IT IS VOTED BY DELIVERING EITHER A WRITTEN NOTICE OF REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE TO THE CORPORATE SECRETARY OF CAPITAL ONE, BY RE-VOTING BY INTERNET OR TELEPHONE BEFORE 11:59 P.M., EASTERN TIME, ON [ ], 2024, THE DAY BEFORE THE SPECIAL MEETING, OR BY ATTENDING THE SPECIAL MEETING IN PERSON AND VOTING DURING THE SPECIAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS. Continued and to be signed on reverse side